Exhibit 99.906 CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mitchell E. Appel, President of the Value Line Larger Companies Focused Fund, Inc. (the “Registrant”), certify that:

1.	The periodic report on Form N-CSR of the Registrant for the period ended 12/31/15 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 10, 2016

By:	/s/ Mitchell E. Appel
Mitchell E. Appel
President
Value Line Larger Companies Focused Fund, Inc.

Exhibit 99.906 CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Emily D. Washington, Treasurer of the Value Line Larger Companies Focused Fund, Inc. (the “Registrant”), certify that:

1.	The periodic report on Form N-CSR of the Registrant for the period ended 12/31/15 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 10, 2016

By:	/s/ Emily D. Washington
Emily D. Washington
Treasurer
Value Line Larger Companies Focused Fund, Inc.